                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                         OIL-DRI CORPORATION OF AMERICA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         OIL-DRI CORPORATION OF AMERICA
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                      OIL-DRI CORPORATION OF AMERICA LOGO

                                                                November 3, 2000

Dear Stockholder:

     On behalf of the Board of Directors and Management, I would like to invite you to attend Oil-Dri's Annual Meeting of Stockholders, which will be held at 10:30 a.m. on December 5, 2000, at the Standard Club, 320 South Plymouth Court, Chicago, Illinois.

     The matters expected to be acted on in the meeting are described in the attached Proxy Statement. A slate of nine directors is being recommended for re-election. Their biographies appear in the Proxy Statement.

     In line with our recently adopted retirement policy, Haydn H. Murray is retiring from our Board and will not stand for re-election. Haydn joined our Board in 1984, and I want to extend my sincere appreciation and thanks to Haydn for his valued service. We anticipate that he will continue to act in a consulting capacity. His experience and wise counsel will continue to be important to us.

     In addition to the formal portion of the meeting, we will take time to review the results of the past year and look at some of the opportunities which lie ahead.

     We hope you will be able to attend our 2000 Annual Meeting. However, whether or not you are personally present, it is important that your shares are represented. Accordingly, please mark, sign, date and mail your proxy card in the enclosed envelope provided for this purpose.

                                          Sincerely,

                                          /S/ RICHARD M. JAFFE

                                          RICHARD M. JAFFEE
                                          Chairman of the Board

                         OIL-DRI CORPORATION OF AMERICA
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 5, 2000

To the Stockholders of
Oil-Dri Corporation of America

     Notice is hereby given that the 2000 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation, (the "Company") will be held at the Standard Club, located at 320 Plymouth Court, Chicago, Illinois, on December 5, 2000 at 10:30 a.m., local time, for the purpose of considering and voting on:

     1. The election of nine Directors;

     2. Such other business as may properly come before this meeting.

     The stock transfer books of the Company will remain open. The Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 27, 2000, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign, and return the enclosed proxy, which requires no postage if mailed in the United States.

     Your attention is directed to the following pages for further information relating to the meeting.

                                          By Order of the Board of Directors

                                          ROBERT L. VETERE

                                          ROBERT L. VETERE
                                          Secretary

Chicago, Illinois
November 3, 2000

                         OIL-DRI CORPORATION OF AMERICA
                           410 NORTH MICHIGAN AVENUE
                                   SUITE 400
                            CHICAGO, ILLINOIS 60611
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                    GENERAL

     This Proxy Statement and the accompanying proxy are being mailed on or about November 3, 2000, to all holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 27, 2000. Proxies are being solicited on behalf of the Board of Directors for use at the 2000 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Secretary of the Company of such revocation in writing (such notification to be directed to him at the Company's offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611), or by attending the annual meeting and voting in person. IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY, EACH PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NINE NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS. See
"1. ELECTION OF DIRECTORS".

     The Company will pay the costs of this solicitation of proxies for the annual meeting. In addition to using the mails, officers and certain other regular employees of the Company may solicit proxies in person or by telephone, electronic mail, or facsimile. The Company may reimburse brokers and others who are record holders of Common Stock and Class B Stock for their reasonable expenses incurred in obtaining voting instructions from the beneficial owners of such stock.

VOTING

     The record date for the determination of stockholders entitled to vote at the meeting is October 27, 2000, at the close of business. Holders as of the record date of outstanding shares of Common Stock and Class B Stock are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share and holders of Class B Stock to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to the Company's Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of Common Stock or Class B Stock requires the separate approval of the class so affected as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of such stock into Common Stock on a share-for-share basis at any time and are subject to mandatory conversion under certain circumstances. As of the record date, 4,188,666 shares of Common Stock and 1,422,842 shares of Class B Stock were outstanding.

ELECTION OF DIRECTORS

     The election of directors requires a plurality of votes cast. Accordingly, only proxies and ballots marked for all nominees listed (including executed proxies not marked with respect to election of directors, which will be voted for all listed nominees), or voting for some, but not all nominees, by specifying that votes be withheld for one or more designated nominees, are counted to determine the total number of votes cast for the various nominees, with the nine nominees receiving the largest number of votes being elected. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

PRINCIPAL STOCKHOLDERS

     The following table sets forth information, as of September 30, 2000, except as noted below, regarding beneficial ownership of the Company's Common Stock and Class B Stock by each person or group known to the Company to hold more than five percent of either class. See "Security Ownership of Management" for information on beneficial ownership of the Company's Common Stock and Class B Stock by the Company's executive officers and directors as a group.

                                                           AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                  --------------------------------------------------------------
                                                                                         PERCENTAGE OF AGGREGATE
                                                  NUMBER OF SHARES OF   PERCENTAGE OF        VOTING POWER OF
      NAME AND ADDRESS OF                          COMMON STOCK AND      OUTSTANDING        COMMON STOCK AND
        BENEFICIAL OWNER                             CLASS B STOCK      STOCK OF CLASS        CLASS B STOCK
      -------------------                         -------------------   --------------   -----------------------
Richard M. Jaffee(9)(14)........  Common Stock:   22,500(3)                  0.53%                0.12%
410 N. Michigan Ave.              Class B Stock:     279,772(4)(5)          19.57%               15.12%
Chicago, IL 60611
Jaffee Investment...............  Common Stock:
Partnership, L.P.(14)             Class B Stock:   1,000,000(5)             67.03%               54.30%
410 N. Michigan Ave.
Chicago, IL 60611
Daniel S. Jaffee(9).............  Common Stock:   42,500(6)                  1.00%                0.22%
410 N. Michigan Ave.              Class B Stock:     106,655(7)(8)           7.25%                5.63%
Chicago, IL 60611
Heartland Advisors, Inc.(2).....  Common Stock:   1,168,000(10)             27.90%                5.80%
789 North Water Street            Class B Stock:
Milwaukee, WI 53202
T. Rowe Price Assoc., Inc.(2)...  Common Stock:   549,000(11)               13.11%                2.93%
100 East Pratt                    Class B Stock:
Baltimore, MD 21202
Tweedy, Brown Co., LLC(2).......  Common Stock:   432,222(12)               10.35%                2.34%
350 Park Avenue                   Class B Stock:
New York, NY 10022
Dimensional Fund Advisors,        Common Stock:   331,500(13)                7.91%                1.80%
  Inc...........................
1299 Ocean Avenue                 Class B Stock:
Santa Monica, CA 90401

---------------
 (1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

 (2) Information given is as of June 30, 2000.

 (3) Consists of 22,500 shares of Common Stock which Richard M. Jaffee has the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

 (4) Includes 191,598 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary and 81,199 shares held in a revocable trust of which Richard M. Jaffee's wife is the grantor and during her lifetime the trustee and sole beneficiary, and 100 shares held in joint tenancy with his wife. Also includes 6,875 shares of Class B Stock, which Mr. Jaffee has the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

 (5) The Jaffee Investment Partnership L.P. is managed by its general partners, generally acting by a majority vote. Two of the general partners, Richard
     M. Jaffee and Shirley H. Jaffee, each have eight votes. Each of the remaining four general partners, Daniel S. Jaffee, Karen Jaffee Cofsky, Susan Jaffee Hardin and Nancy E. Jaffee, all children of Richard M. and Shirley Jaffee, have one vote. Mr. Richard M. Jaffee, as the managing general partner, might be deemed to have, but disclaims, beneficial ownership of the Partnership's shares, which are not reflected in his share ownership shown in the table.

 (6) Consists of 37,500 and 5,000 shares of Common Stock which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

 (7) Includes 13,619 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Richard M. Jaffee 1993 Annuity Trust, 13,632 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Shirley Jaffee 1993 Annuity Trust, 2 shares owned by Daniel S. Jaffee's spouse, and 4,500 Class B shares owned by Daniel S. Jaffee as trustee for his children. Also includes 46,875 and 1,061 shares of Class B Stock, which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

 (8) Does not include shares owned by the Jaffee Investment Partnership, L.P.

 (9) Daniel S. Jaffee is Richard M. Jaffee's son.

(10) Heartland Advisors, Inc. held sole dispositive power over 1,168,000 shares of Common Stock and sole voting power over 1,069,900 shares of Common Stock.

(11) These securities are owned by various individuals and institutional investors, including T. Rowe Price Small Cap Value Fund, Inc. (which owns 500,000 shares of Common Stock, representing 11.94% of the Common Stock outstanding and 2.72% of the aggregate voting power), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. Price Associates has dispositive power over 549,000 shares of Common Stock and sole voting power over 40,000 shares of Common Stock. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(12) Tweedy, Brown Co., LLC ("Tweedy Brown") held shared dispositive power over 418,567 shares of Common Stock and sole voting power over 415,959 shares of Common Stock. TBK Partners, an affiliate of Tweedy Brown, held sole dispositive and voting power over 14,655 shares of Common Stock.

(13) Dimensional Fund Advisors, Inc., a registered investment advisor, is deemed to have beneficial ownership of 331,500 shares of Common Stock with power to dispose of and to vote such shares.

(14) By virtue of their direct and indirect ownership of shares of the Company's stock, Richard M. Jaffee and the Jaffee Investment Partnership, L.P. may be deemed to be control persons of the Company under the federal securities laws.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock and Class B Stock of the Company beneficially owned as of September 30, 2000 by the directors, by the executive officers named in the Summary Compensation Table ("Named Officers") and by the directors and executive officers as a group.

                                               NUMBER OF SHARES          NUMBER OF SHARES
        NAME OF BENEFICIAL OWNER(1)           OF COMMON STOCK(2)        OF CLASS B STOCK(2)
        ---------------------------           ------------------        -------------------
Richard M. Jaffee(13).......................              (3)                        (3)
Daniel S. Jaffee............................              (3)                        (3)
J. Steven Cole..............................        17,240(4)(8)
Paul J. Miller..............................        14,904(5)(8)
Haydn H. Murray.............................        11,466(6)(8)
Allan H. Selig..............................        14,000(8)
Joseph C. Miller............................         8,600
Ronald B. Gordon............................        23,200(8)
Arnold W. Donald............................        10,000(8)
Thomas D. Kuczmarski........................         1,100(7)
Thomas F. Cofsky(13)........................        17,964(9)                  41,853(10)(14)
Richard V. Hardin(13).......................        38,153(11)                 32,530(12)(14)
Eugene W. Kiesel............................        10,113(15)                     --
Steven M. Levy(16)..........................           702                         --
All Executive Officers and Directors as a
  group (16 in group).......................       247,206(17)                460,810(14)(18)

---------------

 (1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the Notes below.

 (2) Except for Richard M. Jaffee, Daniel S. Jaffee, Thomas F. Cofsky and Richard V. Hardin, none of the directors, nominees for election to the Board of Directors, or Named Officers own any shares of Class B stock. The number of shares of Common Stock owned beneficially by each of the other directors and Named Officers constitutes less than 1.0% of the number of outstanding shares of Common Stock and represents shares having less than 1.0% of the aggregate voting power of the Common Stock and Class B Stock.

 (3) For information regarding the shares owned by Richard M. Jaffee and Daniel
     S. Jaffee, see the table under the heading "Principal Stockholders" and the Notes thereto.

 (4) Includes 967 shares of Common Stock owned by Mr. Cole's spouse.

 (5) Includes 888 shares of Common Stock owned by Mr. Paul Miller's spouse.

 (6) Includes 950 shares of Common Stock owned by Mr. Murray's spouse. Mr. Murray, an incumbent director, is not a current nominee for the Board of Directors.

 (7) Includes 100 shares of Common Stock held by Mr. Kuczmarski as trustee for his child.

 (8) Includes 10,000 shares of Common Stock which this director has the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

 (9) Includes 12,500 shares of Common Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2000, pursuant to stock options and 5,000 shares of Common Stock which Mr. Cofsky's spouse has the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

(10) Includes 22,366 shares of Class B Stock owned by Mr. Cofsky's spouse, 7,500 shares of Class B Stock owned by his spouse as trustee for their children, 10,000 shares of Class B Stock which Mr. Cofsky has the right to acquire within 60 days of September 30, 2000, pursuant to stock options and 1,686 shares of Class B Stock which his spouse has the right to acquire within 60 days of September 30, 2000, pursuant to stock options. Thomas F. Cofsky has beneficial ownership of 2.92% of Class B Shares which represents 2.26% of the aggregate voting power of Common Stock and Class B Stock.

(11) Includes 2,500 shares of Common Stock which Mr. Hardin has the right to acquire within 60 days of September 30, 2000, pursuant to stock options.

(12) Consists of 27,062 shares of Class B Stock owned by Mr. Hardin's spouse; 3,000 shares of Class B Stock owned by his spouse as trustee for their children; 1,593 shares of Class B Stock which Mr. Hardin has the right to acquire within 60 days of September 30, 2000, pursuant to stock options, and 875 shares of Class B Stock which his spouse has the right to acquire within 60 days of September 30, 2000, pursuant to stock options. Mr. Hardin has beneficial ownership of 2.28% of Class B Shares which represents 1.76% of the aggregate voting power of Common Stock and Class B Stock.

(13) Mr. Cofsky and Mr. Hardin are sons-in-law of Richard M. Jaffee.

(14) Does not include shares owned by the Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership see the table under the heading "Principal Stockholders" and the Notes thereto.

(15) Includes 8,750 shares of Common Stock which Mr. Kiesel has the right to acquire within 60 days of September 30, 2000.

(16) Mr. Levy is not currently an executive officer of the Company, having resigned his employment June 15, 2000.

(17) Includes 168,500 shares of Common Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2000, pursuant to stock options (including the shares of Common Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

(18) Includes 68,965 shares of Class B Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2000, pursuant to stock options (including the shares of Class B Stock which may be acquired as described in Notes above and in the Notes under the heading "Principal Stockholders").

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During the fiscal year ended July 31, 2000, five meetings of the Board of Directors were held, which included one special meeting. Each director attended at least 75% of the meetings of the Board and of any Board Committee on which he sits.

     The Company has an Audit Committee presently composed of three persons, Messrs. J. Steven Cole, Allan H. Selig and Ronald B. Gordon, who the Board of Directors has determined meet the independence and experience requirements of the New York Stock Exchange. The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter (see Appendix A attached). Those include: recommendations to the Board of Directors regarding the engagement of the independent public accountants, review of their independence, of the scope of the audit and other services rendered by them, and of the fees and other arrangements regarding their services; review of the annual audited financial statements, and of the quarterly financial statements and press release, with the independent public accountants and management; review with the independent public accountants and management of the quality and adequacy of internal controls; and preparation of the report required by the rules of the Securities and Exchange Commission to be included in this proxy statement. The Audit Committee held three meetings during the fiscal year ended July 31, 2000.

     The Company has a Compensation Committee and a Stock Option Committee, each presently composed of three persons who are outside directors--Messrs. J. Steven Cole, Allan H. Selig, and Ronald B. Gordon. The Compensation Committee is responsible for reviewing the compensation, including benefits, of the Chief Executive Officer and other executive officers of the Company. The Stock Option Committee is responsible for reviewing the Company's stock option plans and granting stock options to employees, including grants to the executive officers of the Company. The Compensation Committee and the Stock Option Committee generally meet jointly. The Compensation Committee and the Stock Option Committee held four joint meetings during the fiscal year ended July 31, 2000.

     The Company does not have a nominating committee.

                            1. ELECTION OF DIRECTORS

     The shares represented by each proxy will be voted, if no contrary instruction is indicated in the proxy, to elect as directors the nine nominees named below to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify. Each nominee is currently a director of the Company. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

                             NOMINEES FOR DIRECTORS


       PHOTO           Chairman of the Board of the Company
 Richard M. Jaffee
      Age 64           Mr. Jaffee received a degree from the University of
Director since 1958    Wisconsin School of Business in 1957 and earned his CPA
                       certificate in that same year. He worked briefly for the
                       public accounting firm of Touche Niven et. al. After service as an officer in the U.S. Army, he joined the Company in
                       1958, becoming its president in 1960, a position he held
                       until 1995. He has served as Chairman of the Board of the
                       Company since 1962. He served as Chief Executive Officer of the Company from 1962 until 1997. Mr. Jaffee is a director of Harris Bancorp, Inc. and Bankmont Financial, subsidiaries of the Bank of Montreal, and of Gold Eagle Corporation. He
                       is a trustee and a member of the executive committee of
                       Rush-Presbyterian-St. Luke's Medical Center and the Illinois
                       Institute of Technology. In addition he is a trustee of the
                       Chicago Museum of Science and Industry and the Chicago
                       Historical Society and a director of Students in Free
                       Enterprise.

       PHOTO           President and Chief Executive Officer of the Company
 Daniel S. Jaffee
      Age 36           Mr. Jaffee graduated from Georgetown University in 1986. Mr.
Director since 1992    Jaffee joined the Company in 1987 after a year with Price
                       Waterhouse. He was a product manager in the Industrial and
                       Agricultural divisions of the Company until 1989. Mr. Jaffee was Group Vice President of Canadian Operations, Management
                       Information Systems and Finance of the Company in 1990. In
                       1990 he also became Chief Financial Officer of the Company, a position he held until 1995. From 1990 to 1992, Mr. Jaffee was Group Vice President, Domestic and Canadian Operations
                       of the Company. From 1992 to 1994, Mr. Jaffee was Group Vice
                       President Canadian Operations and Consumer Products-Grocery
                       of the Company. From 1994 until 1995 he was Group Vice
                       President, Consumer Products of the Company. Mr. Jaffee
                       became President of the Company in 1995 and Chief Executive
                       Officer in 1997. He was Chief Operating Officer from 1995 to
                       1997. Mr. Jaffee's civic activities include the Lawndale
                       Community Church's track club, the Chicago Foundation for
                       Education, and the Anti-Cruelty Society of Chicago.

       PHOTO           President, Cole and Associates
  J. Steven Cole
      Age 66           Mr. Cole graduated from the University of Wisconsin in 1957.
Director since 1981    After serving as an officer in the United States Army, he
                       received a master's degree from the American Graduate School for International Business following graduate studies at the
                       University of Michigan. He began his career at Abbott
                       Laboratories in 1962. Later, he joined G.D. Searle and
                       Company, where he became Vice President of the Asian and
                       Canadian Divisions, a position he held until 1986. In 1986,
                       Mr. Cole joined A.H. Robins Company, where he was a senior vice president responsible for all international operations until 1990. In 1990, he became president of Cole and
                       Associates, an international consulting firm. In 1990 Mr.
                       Cole also joined SAV-A-LIFE Systems, Inc., a firm selling
                       specialty products to the dental and medical professions,
                       where he served as President until 1994 and then Chairman of the Board until 2000. Mr. Cole is also a director of
                       Chapman's Partners, WPC Brands and Aculux, Inc.

       PHOTO           President and Chief Executive Officer, Merisant Company
 Arnold W. Donald
      Age 45           Mr. Donald received a BA degree in economics from Carleton
Director since 1997    College in 1976, earned a BS degree in mechanical
                       engineering from Washington University in St. Louis in 1977, and an MBA from the University of Chicago Graduate School of
                       Business in 1980. Mr. Donald joined Monsanto Company in 1977 and worked in ever more challenging and responsible roles.
                       In 1995 he was named President, Crop Protection; in 1997
                       assumed the position of Co-President, Ag Sector; and in 1998 was named Senior Vice President. In 1999 he also assumed the position of President, Nutrition and Consumer Sector. He
                       served in these positions until 2000 when he became Chairman and Chief Executive Officer of Merisant Company, whose
                       products include tabletop sweeteners. Mr. Donald serves on the executive board of Washington University Eliot Society as well as the National Advisory Council for Washington
                       University's School of Engineering. Mr. Donald serves on the non-profit boards of Carleton College, Opera Theatre of St.
                       Louis, St. Louis Art Museum, and the St. Louis Regional
                       Commerce and Growth Association. Mr. Donald also serves as a board member for Strategic Distribution, Inc., Crown, Cork,
                       & Seal, and Belden, Inc. He is a member of President
                       Clinton's Export Council and a member of the Executive
                       Leadership Council.

       PHOTO           Chief Executive Officer, Beiersdorf North America
 Ronald B. Gordon
      Age 57           Mr. Gordon graduated from the University of Pennsylvania in
Director since 1995    1964 and received a master's degree from Columbia University in 1966. Mr. Gordon worked in brand management and
                       advertising management for Procter & Gamble from 1966 to
                       1983. In 1983, Mr. Gordon joined International Playtex, Inc.
                       as Vice President and General Manager of Playtex Family
                       Products, U.S. He became Senior Vice President and General
                       Manager of U.S. and Canadian Playtex Family Products in 1985
                       and held that position through 1987. Mr. Gordon was
                       Executive Vice President of the Playtex Family Products
                       Corporation from 1988 through 1989. During 1990, Mr. Gordon was an independent executive consultant. Mr. Gordon joined
                       Goody Products, Inc. in 1991 as President and Chief
                       Operating Officer and held that position until 1994. Mr.
                       Gordon founded Gordon Investment Group, a company which
                       finances and oversees start-up businesses, in 1994. In 1997,
                       Mr. Gordon joined Beiersdorf, Inc. as Chief Executive
                       Officer of their North American operations. He is a director of The Cosmetic, Toiletry and Fragrance Association (CTFA)
                       and an associate trustee of the University of Pennsylvania.

      PHOTO         Senior Partner and President, Kuczmarski & Associates
    Thomas D.
    Kuczmarski      Mr. Kuczmarski graduated from College of the Holy Cross in 1973 and received an M.B.A. from
      Age 49        Columbia University's Graduate School of Business in 1975 and a master's degree in
  Director since    international affairs from Columbia University's Graduate School of International Affairs,
       1999         where he was named an International Fellow of the University. Mr. Kuczmarski began his business career as a brand manager at Quaker Oats Company in 1976. In 1978 he joined Booz,
                    Allen & Hamilton where he became a Principal in 1980. In 1983 he founded Kuczmarski &
                    Associates, a management consulting firm specializing in innovation, new products and services, brand management and marketing strategies. He is the author of four books: Managing
                    New Products, 3rd Edition (Book Ends, 2000); Values-Based Leadership: Rebuilding Employee
                    Commitment, Productivity and Performance (Prentice-Hall, 1995), co-authored with Dr. Susan
                    Smith Kuczmarski; Innovation: Leadership Strategies for the Competitive Edge (co-published by
                    NTC Publishing and the American Marketing Association, 1995); and Innovating the Corporation
                    (NTC Publishing, 2000). He is an Adjunct Professor of New Products and Services at
                    Northwestern University's Kellogg Graduate School of Management and at the University of
                    Chicago Graduate School of Business. He is a trustee of the Chicago Children's Museum and a member of the Economic Club of Chicago.

      PHOTO         Vice-Chairman of the Board of the Company
 Joseph C. Miller   Independent Consultant
      Age 58
  Director since    Mr. Miller graduated from the West Virginia University School of Business in 1964. After
       1989         serving as an officer in the United States Army, he joined Republic Steel Corporation in
                    1966. Mr. Miller served as president of Lowes, Inc., Inland Distributing and Whiteford
                    Transportation Systems. He joined the Company in 1989 as Vice President of Corporate Planning
                    and Marketing. He served as Group Vice President for Sales, Marketing and Distribution from
                    1990 to 1993. Mr. Miller was Senior Vice President for the Consumer, Industrial &
                    Environmental and Transportation Groups of the Company from 1993 to 1995. He became Vice
                    Chairman of the Board in 1995. Mr. Miller served as an employee of the Company until 2000, when he became an independent consultant specializing in strategic planning. Mr. Miller is a director of Key Bank of Indiana and Travelmore, Inc. He is a trustee and Chairman of St.
                    Joseph Regional Medical Center and Co-Chairman of the Center of Hope Campaign.

      PHOTO         Partner, Sonnenschein Nath & Rosenthal
  Paul J. Miller
      Age 71        Mr. Miller graduated from Yale University in 1950. He received his law degree from Harvard
  Director since    Law School in 1953. Mr. Miller served as an officer in the Judge Advocate General's Corps of
       1975         the United States Army from 1954 to 1957. He joined Sonnenschein Nath & Rosenthal, attorneys and counsel to the Company, in 1957. He has been a partner of the firm since 1963.

       PHOTO           Commissioner of Major League Baseball
  Allan H. Selig       President and Chairman of the Board, Selig Lease Company
      Age 66
Director since 1969    Mr. Selig received a bachelor's degree from the University of Wisconsin in 1956. After two years in the United States
                       Army, Mr. Selig joined Selig Ford, Inc. He served as
                       president of Selig Ford (which became Selig Chevrolet in
                       1982) from 1959 until 1990. Since 1970 he has served as
                       Chairman of the Board and President of Selig Lease Company.
                       Mr. Selig became President and Chief Executive Officer of
                       the Milwaukee Brewers Baseball Club, Inc. in 1970 and served in that capacity until 1998 when he was elected to the
                       position of Commissioner of Major League Baseball. He also served as Chairman of the Executive Council of Major League
                       Baseball from 1992 to 1998. Mr. Selig is a director of the
                       Green Bay Packers and Marcus Corporation. In addition, he is a director of the Greater Milwaukee Committee and the
                       Milwaukee Club and a trustee of the Boys and Girls Clubs of
                       Greater Milwaukee. He is a founder and Vice Chairman of
                       Athletes for Youth and co-founder of the Child Abuse
                       Prevention Fund.

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended July 31, 2000, 1999 and 1998, the compensation of the chief executive officer and the four other most highly compensated executive officers of the Company serving as such at July 31, 2000, and Steven M. Levy, who ceased to be an executive officer on June 15, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                    COMPENSATION(7)
                                                ANNUAL COMPENSATION(1)           ---------------------
                                          -----------------------------------    RESTRICTED
           NAME AND             FISCAL                           OTHER ANNUAL      STOCK       OPTION      ALL OTHER
      PRINCIPAL POSITION         YEAR      SALARY      BONUS     COMPENSATION      AWARDS      AWARDS     COMPENSATION
      ------------------        ------    --------    -------    ------------    ----------    -------    ------------
Daniel S. Jaffee..............   2000     $275,000    $16,500                          --           --      $ 26,925(5)(6)
  President and Chief            1999      245,000     80,262           --             --      187,500        26,556
  Executive Officer              1998      225,000     83,250           --             --      232,500           500
Richard M. Jaffee.............   2000     $275,000         --      $14,478(2)          --           --
  Chairman of the Board          1999      275,000         --       11,895(2)          --       27,500      $149,682(3)(4)
                                 1998      300,000         --       10,324(2)          --           --       145,906
Thomas F. Cofsky..............   2000     $150,000    $ 4,950           --                      20,000      $  3,200(6)
  Vice President of              1999      124,117     30,915           --                      40,000         3,174
  Manufacturing and Logistics    1998      108,583     34,595           --                      26,250           500
Eugene W. Kiesel..............   2000     $147,167    $ 3,311                                   25,000      $  3,200(6)
  Vice President,                1999      137,333     51,871      $ 9,386(8)          --       35,000         3,200
  Global Fluids Purification     1998      106,916     27,873       44,524(8)     $35,250(9)    35,000           125
  Products Group
Richard V. Hardin.............   2000     $136,408    $ 6,138      $11,535(2)                    1,625      $  3,200(6)
  Group Vice President,          1999      130,666     30,929        9,122(2)                    6,375         2,714
  Technology                     1998      126,791     35,186        7,793(2)                    1,125           500
Steven M. Levy................   2000     $146,814         --           --             --           --      $ 24,250(6)(10)
  Former Vice President,         1999      161,000    $43,567           --             --       70,000         7,498
  Consumer Products Division     1998      148,542     42,780      $ 7,039(8)          --       95,000           500

---------------
 (1) Amounts shown include cash compensation earned during the year covered, whether received or deferred at the election of the officer, including amounts earned but deferred at the election of those officers pursuant to the Oil-Dri Corporation of America Deferred Compensation Plan. In the fiscal year ended July 31, 2000, $25,000, $12,917, $40,897, and $48,011 were deferred by Daniel S. Jaffee, Thomas F. Cofsky, Richard V. Hardin and Eugene Kiesel, respectively, under the provisions of the Oil-Dri Corporation of America Deferred Compensation Plan. Earnings on deferred compensation under the Plan is described under the heading, "Remuneration of Directors."

 (2) Interest of $14,478, $11,895 and $10,324 accrued on income deferred by Richard M. Jaffee under the Company's Key Employee and Director Deferred Compensation Program in fiscal years ended July 31, 2000, 1999 and 1998, respectively. Interest of $11,535, $9,122 and $7,793 accrued on income deferred by Richard V. Hardin under the Company's Key Employee and Director Deferred Compensation Program in fiscal years ended July 31, 2000, 1999 and 1998, respectively. Deferrals under this program were discontinued as of January 1, 1996. These amounts are earnings in excess of 120% of the applicable Federal rate under Internal Revenue Code Section 1274(d).

 (3) The Company provides split dollar joint survivorship life insurance policies in the aggregate amount of $10,000,000 on the lives of Richard M. Jaffee and his wife, with payment to be made on the death of the last to survive. The premiums paid by the Company on the policies are charged to an open account established by the Company. No interest accrues on the balance of the open account. On the death of the last surviving insured, the estate of the deceased is obligated to pay the balance of the deceased's open account in full. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee without interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company; such value for the fiscal year ended July 31, 2000, was $111,380.

 (4) $3,200 represents payments on behalf of Mr. Richard M. Jaffee by the Company to a defined contribution plan. $23,232 constitutes the economic benefit to Mr. Jaffee of the term life component of the split dollar policies described in Note (3); Mr. Jaffee pays this amount directly to the insurance company as premium and is reimbursed by the Company. $11,870 constitutes the estimated economic benefit for fiscal year 2000 of an agreement between the Company and Mr. Jaffee to pay Mr. Jaffee $300,000 upon his retirement.

 (5) The Company also provided a split dollar insurance policy on the life of Daniel S. Jaffee. The premiums paid by the Company are valued at $23,725. The value of the premiums paid by the Company is estimated as if such premiums were advanced to Mr. Jaffee without interest for the actuarially determined period between the Company's payment of the premium and its refund to the Company.

 (6) Includes payments by the Company on behalf of this executive officer of $3,200 to a defined contribution plan.

 (7) No stock appreciation rights (SARs) or other long-term incentive plan payouts, other than restricted stock and options, were granted or earned by the executive officers in any fiscal year covered by this table.

 (8) Mr. Kiesel was reimbursed for relocation expenses and the associated taxes for $8,685 and $44,524 in fiscal years ended July 31, 1999 and 1998, respectively. Mr. Levy was reimbursed for relocation expenses and the associated taxes for $7,039 in the fiscal year ended July 31, 1998.

 (9) Reflects the fair market value on October 6, 1997, the date Mr. Kiesel joined the Company.

(10) $21,050 is payment under terms of an agreement governing Mr. Levy's resignation from the Company.

STOCK OPTIONS

     Shown in the tables below is information with respect to (i) options to purchase the Company's Stock (as defined below in Note (1)) granted in the fiscal year ended July 31, 2000 to the executive officers named in the "Summary Compensation Table" ("Named Officers") and (ii) unexercised options to purchase the Company's Common Stock or Stock as defined in Note (1) which were held as of July 31, 2000 by the Named Officers. No options were exercised by any of the Named Officers during the 2000 fiscal year.

                             2000 OPTION GRANTS(4)

                                                                                            POTENTIAL REALIZED
                                                                                             VALUE AT ASSUMED
                                                                                              ANNUAL RATES OF
                                     NUMBER OF       % OF TOTAL                                 STOCK PRICE
                                      SHARES          OPTIONS                                APPRECIATION FOR
                                    UNDERLYING        GRANTED                                 OPTION TERM(2)
                                      OPTIONS       TO EMPLOYEES    EXERCISE   EXPIRATION   -------------------
              NAME                 GRANTED(1)(3)   IN FISCAL YEAR   PRICE($)      DATE       5%($)      10%($)
              ----                 -------------   --------------   --------   ----------   --------   --------
Daniel S. Jaffee.................         --              --            --            --         --         --
Richard M. Jaffee................         --              --            --            --         --         --
Thomas F. Cofsky(5)..............     10,000            5.99         14.56     9/17/2009     91,583    232,089
                                      10,000            5.99          8.63     2/28/2010     54,242    137,460
Eugene W. Kiesel.................     15,000            8.99         14.56     9/17/2009    137,374    348,133
                                      10,000            5.99          8.63     2/28/2010     54,242    137,460
Richard V. Hardin(5).............      1,625            0.97         14.56     9/17/2009     14,882     37,714
Steven M. Levy...................         --              --            --            --         --         --

---------------
(1) All options to purchase the Company's Stock granted in the fiscal year ended July 31, 2000 were issued under the terms of the Oil-Dri Corporation of America 1995 Long Term Incentive Plan. "Stock" as defined in the Plan means Class A Common Stock, except that if no Class A Common Stock is issued and publicly traded on any securities market when options are exercised, the shares awarded would be Common Stock and, with respect to any Award made in Class B Stock to a member of the Jaffee Family who is an employee of the Company or one of its subsidiaries that is more than 50% owned by the

    Company, Class B Stock. As of the date of this Proxy Statement, no shares of Class A Common Stock had been issued.

(2) Potential gains are net of exercise price, but before any taxes that may be associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions, and the option holders' continued employment through the term of the option. The amounts reflected in this table may not necessarily be achieved.

(3) The Company's option plans are administered by the Stock Option Committee of the Board of Directors. All options granted in the fiscal year ended July 31, 2000 have an exercise price equal to the fair market value on the date of grant and vest over a five year period with 25% vesting on the second anniversary of the grant date and 25% vesting on each of the three anniversary dates thereafter. The Company granted options to purchase an aggregate of 166,875 shares of Stock to employees in fiscal 2000.

(4) No stock appreciation rights (SARs) were granted in the fiscal year covered by this table.

(5) Options shown for Thomas F. Cofsky and Richard V. Hardin are on shares of Class B Stock.

                       OPTION FISCAL YEAR END VALUE TABLE

                                                                                      VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED                   IN-THE-MONEY
                                                    OPTIONS AT FY-END                OPTIONS AT FY-END($)(2)
                                               ---------------------------         ---------------------------
NAME(1)                                        EXERCISABLE   UNEXERCISABLE         EXERCISABLE   UNEXERCISABLE
-------                                        -----------   -------------         -----------   -------------
Daniel S. Jaffee.............................    37,500             0(3)               $0             $0
                                                      0       187,500(4)                0              0
Richard M. Jaffee............................    22,500             0(3)                0              0
                                                      0        27,500(4)                0              0
Thomas F. Cofsky.............................    12,500             0(3)                0              0
                                                      0        60,000(4)                0              0
Eugene W. Kiesel.............................         0        60,000(3)                0              0
Richard V. Hardin............................     2,500             0(3)                0              0
                                                      0         8,000(4)                0              0
Steven M. Levy...............................         0                0                0              0

---------------
(1) No stock appreciation rights (SARs) were exercised in the fiscal year covered by this table or outstanding at July 31, 2000.

(2) The closing price of a share of Common Stock on July 31, 2000 was $8.00.

(3) Options to purchase shares of Common Stock of the Company.

(4) Options to purchase shares of Stock as defined by the terms of the 1995 Long Term Incentive Plan; see Note (1) under the preceding table "2000 Option Grants". The options granted to Mr. Richard M. Jaffee, Mr. Daniel S. Jaffee, Mr. Thomas F. Cofsky and Mr. Richard V. Hardin relate to Class B Stock.

PENSION PLANS

     The Company's pension plan covering salaried employees is a non-contributory, qualified, defined benefit plan. The plan provides for pensions based on credited years of service and cash compensation (excluding compensation paid under the Company's Incentive Bonus Plan) during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable upon normal retirement at age 65 and is computed on the basis of a 5-year certain and life annuity. The benefits listed are not subject to a deduction for social security or other offset amounts.

                                        ESTIMATED ANNUAL BENEFITS AT YEARS OF SERVICE INDICATED
   HIGHEST CONSECUTIVE 5-YEAR       ---------------------------------------------------------------
      AVERAGE COMPENSATION          15 YRS     20 YRS     25 YRS     30 YRS     35 YRS      40 YRS
      --------------------          ------     ------     ------     ------     ------      ------
       $125,000.................    $17,700    $23,600    $29,500    $35,500    $35,500    $ 37,400
        150,000.................     21,900     29,100     36,400     43,700     43,700      46,800
        175,000.................     26,000     34,600     43,300     52,000     52,000      56,300
        200,000.................     30,100     40,100     50,200     60,200     60,200      65,700
        225,000.................     34,200     45,600     57,000     68,500     68,500      75,100
        250,000.................     38,400     51,100     63,900     76,700     76,700      84,500
        300,000.................     46,600     62,100     77,700     93,200     93,200     103,400

     The individuals named in the Summary Compensation Table are participants in the Company's pension plan and had compensation as defined in the pension plan for the fiscal year ended July 31, 2000 and number of years of service as of August 1, 2000 under the pension plan as follows: Daniel S. Jaffee, $160,000, 12 years; Richard M. Jaffee, $160,000, 42 years; Thomas F. Cofsky, $150,000, 13 years; Eugene W. Kiesel, $147,167, 2 years; Richard V. Hardin, $136,408, 18 years; Steven M. Levy, $146,814, 5 years. Messrs. Richard M. Jaffee and Daniel
S. Jaffee are currently limited to $160,000 because of applicable Internal Revenue Code limitations which became effective for the Company's pension plan on August 1, 1994. Benefits already accrued as of that date for Richard M. Jaffee are not reduced by the change. The Company does not have a supplemental executive retirement program.

REMUNERATION OF DIRECTORS

     Each director of the Company who is not also an officer of the Company receives an annual retainer of $10,000 and also receives a fee of $2,000 for each meeting attended in person and $1,000 for each meeting attended by telephone.

     Mr. Allan H. Selig and Mr. J. Steven Cole each received an additional retainer of $2,500 as compensation for their roles as chairman of the Compensation Committee and the Audit Committee, respectively.

     In addition to their director remuneration, during the fiscal year ended July 31, 2000, Mr. Haydn H. Murray, Mr. Ronald B. Gordon and Mr. Joseph C. Miller were paid $12,000, $10,000 and $3,750, respectively, for consulting services.

     Under the Oil-Dri Corporation of America Deferred Compensation Plan, the Company's directors were entitled to defer all or a portion of their directors' compensation with returns tied to the performance of various investment elections. Effective October 1, 2000 the plan was amended to give participants a return equal to one percent more than the Company's long term cost of borrowing. Partial funding of the plan with variable life insurance policies was also discontinued at that time. During the fiscal year ended July 31, 2000, Mr. Haydn
H. Murray deferred director compensation under this plan.

     There are 120,000 shares of Common Stock reserved from Treasury shares for future grants under the Oil-Dri Corporation of America Outside Directors' Stock Plan. Mr. Thomas D. Kuczmarski received a grant of 10,000 shares during the fiscal year ended July 31, 2000.

                      REPORT OF THE COMPENSATION COMMITTEE
                                    AND THE
                             STOCK OPTION COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA
                                       ON
                             EXECUTIVE COMPENSATION

COMPENSATION POLICY

     Oil-Dri's compensation policy is to provide its executive officers and other salaried employees with compensation opportunities competitive with comparable size companies, reflecting annual incentive opportunities commensurate with Company performance and level of responsibility, while allowing for recognition of divisional and individual performance. In determining the marketplace, Oil-Dri refers to salary surveys prepared and published by several large consulting firms. The companies represented in the surveys, which participate on a voluntary basis, are not the same group as that included in the Peer Group on the Performance Graph. On occasion the Company also uses the services of outside consultants. Using these sources, the Company sets its compensation policy to reflect the median of the marketplace. Further aligning compensation with overall Company performance, Oil-Dri makes periodic awards of stock options and restricted stock to key management officers and employees. This policy, the components of compensation which implement it, and its administration, continued in fiscal 2000, except that the incentive bonus component was modified for that year as reflected in ADMINISTRATION OF THE COMPENSATION PROGRAM below.

     At present compensation levels, and given the performance based nature of the Company's Stock Option Plan, limitations on federal income tax deductibility of a top officer's compensation in excess of $1,000,000 have no impact. In general, the Company favors the preservation of tax deductibility, but reserves the right to reconsider this position.

COMPENSATION COMPONENTS

     Cash compensation for non-sales employees has two components, base salary and annual incentive bonus. (Sales employees generally have a third component - bonus related to sales objective.) For divisional employees, the largest percentage of incentive bonus has been based on divisional performance against divisional objectives, the next largest on overall corporate performance against corporate objectives, and the remainder on individual achievement of pre-agreed individual objectives. For non-divisional employees (including five of the executive officers) bonus has been tied predominately to overall corporate performance against corporate targets, the remainder tied to individual achievement of pre-agreed individual objectives. The Company has a number of salary grades reflecting differing levels of responsibility. For each salary grade, a minimum and maximum salary range is established based on a survey of comparable-sized companies. Incentive compensation is a target bonus equal to a percentage of the individual's annual base salary. This percentage is determined by the salary grade which reflects the level of responsibility and expected contribution of the position to the Company's financial results. For the individual's target to be fully achieved, Oil-Dri must meet projected overall corporate financial goals which are reviewed by the Compensation Committee and the individual's divisional and individual target goals must be met ("Plan"). Minimum and maximum payouts are set in relation to the achievement of these combined financial thresholds. For salaried non-exempt employees, if the Company meets its minimum corporate performance targets and any bonus is paid based on corporate performance, a corporate incentive bonus equal to the full target bonus is paid to each salaried non-exempt employee.

     The annual incentive plan is designed to require communication to employees of expectations for Company performance and for potential individual rewards, so as to link Company performance and total annual pay. It provides for broad based participation, so that each salaried employee recognizes that he or she can contribute to the Company's success.

ADMINISTRATION OF THE COMPENSATION PROGRAM

     During the year there is a review of employee performance and progress. At least once a year employee performance is documented and plans for employee development are discussed. At that review the employee's salary is reviewed and, based on the position of the salary within the salary range and the performance of the individual, a base salary change may, but will not necessarily, be recommended. On the basis of that review, any adjustment to reflect the employee's performance for incentive bonus is also determined.

     The Compensation Committee reviews and generally oversees the Company's compensation program. The Company reviews with the Compensation Committee the prior year's salary results for the various base salary ranges and incentive bonus targets, and reviews the base salary ranges and the target bonus percentages for the coming year. In reviewing target bonus percentages for the coming fiscal year, the Company presents its earnings expectations for that year. Company recommendations for stock option grants and restricted stock grants to be made from time to time are reviewed with, and approved by, the Company's Stock Option Committee.

     In fiscal 2000 the Company had recommended, and the Compensation Committee had approved, a pre-tax target income and a corporate sales target with a requirement for attainment of certain minimums before any bonus could be paid other than bonus for individual achievement of pre-agreed individual objectives ("MBO's"). The Company's fiscal 2000 performance fell below the targets, so that no bonus was to be paid under the Incentive Bonus Plan other than for achievement of MBO's. However, since no payments were to be made under the Incentive Bonus Plan, management proposed that, to encourage retention of employees in a highly competitive employment market and to avoid an adverse impact on employee morale: MBO's be paid as earned; each active plan participant be paid $1,000 (prorated as appropriate for partial year or part-time service); and specified amounts be paid to a limited number of employees to recognize their outstanding service and/or extra effort during the fiscal year. The Committee accepted management's proposal.

     For fiscal 2001, the Committee approved management's recommendation that the divisional and MBO components of the Incentive Bonus Plan be eliminated, and the incentive bonus be determined solely on the basis of targeted sales and pre-tax income. No individual bonus of more than 200% of individual target bonus can be paid.

1995 LONG-TERM INCENTIVE PLAN

     During fiscal 2000, additional stock option grants were made under the Company's 1995 Long-Term Incentive Plan by the Stock Option Committee.

COMPENSATION OF PRESIDENT AND CHIEF EXECUTIVE OFFICER; CHAIRMAN

     At its September, 1999, meeting, the Committee had reviewed and set fiscal 2000 compensation for Mr. Daniel S. Jaffee at a salary of $275,000, an increase of $30,000, with continued participation in the Incentive Bonus Plan. In doing so it considered his performance and achievements as President and Chief Executive Officer during fiscal 1999. At its September, 2000, meeting the Committee approved management's proposal that Mr. Jaffee's compensation be kept at that level for fiscal 2001.

     In setting the Chairman, Mr. Richard M. Jaffee's, compensation for fiscal 2000, the Committee had considered the Chairman's efforts and performance in relation to the Company's strategic and financial goals during fiscal 1999 and had determined that his base salary would remain at $275,000 and he should continue to not participate in the Incentive Bonus Program. It made the same determination with respect to his compensation for fiscal 2001.

                                          COMPENSATION COMMITTEE AND
                                          STOCK OPTION COMMITTEE
                                          Allan H. Selig, Chairman, Compensation
                                          Committee and Stock Option Committee
                                          J. Steven Cole
                                          Ronald B. Gordon
                                          Paul J. Miller*

                       ---------------------------------------------------------
                                          * Mr. Miller is an alternate member of
                                            the Compensation and Stock Option
                                            Committees, serving on those
                                            committees only in the absence of
                                            one of the other members, but as
                                            such, does not participate in '95
                                            Plan actions involving directors,
                                            executive officers or 10%
                                            stockholders.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Paul Miller, a director of the Company and an alternate member of the Compensation and Stock Option Committees, is a partner of Sonnenschein Nath & Rosenthal, counsel to the Company. Mr. Miller does not participate in Stock Option Committee actions involving employees subject to Section 16(b) of the Securities Exchange Act of 1934.

                         REPORT OF THE AUDIT COMMITTEE
                                       OF
                         OIL-DRI CORPORATION OF AMERICA

     On June 9, 2000 the Audit Committee adopted the charter included in this Proxy Statement as Appendix A.

     The Audit Committee consists of the following members of the Board of
Directors: J. Steven Cole (Chairman), Allan H. Selig, and Ronald B. Gordon. Each meets the independence standards prescribed by the New York Stock Exchange and the Board has determined that Mr. Cole meets the accounting or related financial management expertise standard required by the Exchange.

     At a meeting on July 21, 2000 the Committee reviewed with management and the independent auditors the restatement of the Company's financial results for the first three quarters of fiscal 2000 and discussed with them the Company's system of internal controls, particularly those relating to trade spending and incentives. It requested that these controls be reviewed and a report submitted to the Committee at its next meeting.

     At its meeting on September 19, 2000 the Committee discussed the audited financial statements for fiscal year 2000 with management, including the chief financial officer (who, at the time was also the senior accounting executive), and the Company's independent accountants and met separately with the independent accountants and with management, including the chief financial officer. In those discussions the Committee reviewed with the independent auditors, to the extent applicable, the matters required to be discussed by Statements on Auditing Standards No. 61 (Communications with Audit Committees). The Committee also discussed with the independent accountants their independence from the Company and management and has received from the accountants, the written statement required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The independent accountants advised the Committee that their audit included procedures designed to provide reasonable assurance for detection of illegal acts that would have a direct and material effect on the determination of financial statement amounts and procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure in those statements.

     The Committee also discussed with management and the independent auditors their report on the review of, and revisions to, the Company's controls on trade spending and incentives. It also discussed, and requested a further report on, internal controls relating to other areas of the Company's operations.

     Based on the foregoing, the Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2000 be included in the Company's Annual Report on form 10-K. The Committee also recommended that the Board select Blackman Kallick Bartelstein as the Company's independent auditors for the fiscal year 2001.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly cumulative total shareholders' return on the Company's Common Stock against the yearly cumulative total return of the Russell 2000 and the Russell 2000 Materials and Processing Economic Sector Index (Peer Group). The graph assumes that the value of the investment in the Company's Common Stock, the Russell 2000 Index and the Russell 2000 Materials and Processing Economic Sector Index was $100 on July 31, 1995 and that all dividends were reinvested.

                       FIVE YEAR CUMULATIVE TOTAL RETURNS
                         OIL-DRI CORPORATION OF AMERICA

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1995         1996         1997         1998         1999         2000
----------------------------------------------------------------------------------------------------------------
 ODC                                  100.00        93.94       118.29        94.34       114.16        58.06
 Russell 2000                         100.00       106.91       142.61       145.90       156.72       178.28
 Peer Group                           100.00       102.38       132.01       124.54       114.08       104.40

                               OTHER INFORMATION

INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected Blackman Kallick Bartelstein as its independent public accountants for the current fiscal year. Blackman Kallick Bartelstein served in such capacity for the fiscal year ended July 31, 2000. Representatives of Blackman Kallick Bartelstein will be present at the Annual Meeting with an opportunity to make a statement if they so desire and to answer questions that any stockholder may have.

ANNUAL REPORT ON FORM 10-K

     This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information is furnished in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000, and such information is incorporated herein by reference thereto. The Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission on October 25, 2000. A COPY OF THE COMPANY'S 2000 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K AND ANNUAL REPORT TO STOCKHOLDERS ARE BEING SENT TO EACH STOCKHOLDER ALONG WITH THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS

     Stockholder proposals for inclusion in proxy material for the 2001 Annual Meeting of Stockholders should be addressed to the Office of Stockholder Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611, and must be received by July 5, 2001. In the case of other stockholder proposals not included in the Company's proxy material, the Company may generally exercise discretionary voting authority, conferred by proxies, at its 2001 Annual Meeting with respect to any such proposal that is not timely submitted (i.e., of which the Company did not have notice by September 18, 2001). If such notice is given by September 18, 2001, generally the Company may exercise discretionary authority as to proposals covered by the notice if the Company includes in its proxy statement for the Annual Meeting advice on the nature of the proposal and how the Company intends to exercise its discretion.

                                2. OTHER MATTERS

     At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting. However, if any other business should come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

                                          By Order of the Board of Directors

                                          Richard M. Jaffee
                                          RICHARD M. JAFFEE
                                          Chairman of the Board

Chicago, Illinois
November 3, 2000

                                   APPENDIX A

                         OIL-DRI CORPORATION OF AMERICA
                            AUDIT COMMITTEE CHARTER

PURPOSE

     The Audit Committee is appointed by the Board of Directors (the "Board") of Oil-Dri Corporation of America to assist the Board in monitoring (1) the integrity of the financial statements of Oil-Dri Corporation of America and its Subsidiaries ("Oil-Dri"), (2) the compliance by Oil-Dri with legal and regulatory requirements and Oil-Dri policies, and (3) the independence and performance of Oil-Dri's outside auditors.

ORGANIZATION

     The Audit Committee shall be comprised of three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members and the Chairman of the Audit Committee shall be appointed by the Board. The Audit Committee shall meet when called by the Chairman, but at least four times a year.

DUTIES AND RESPONSIBILITIES

     While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Oil-Dri's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations (unless otherwise authorized to do so by the Board), to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Oil-Dri's policies.

     The Board and Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor (or to nominate the independent auditor for stockholder approval in any proxy statement). The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Oil-Dri's stockholders.

     To fulfill its duties and responsibilities, the Audit Committee shall:

General Responsibilities

     - Make regular reports to the Board with such recommendations as the Committee may deem appropriate.

     - Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

     - Meet at least annually with the chief financial officer, the senior accounting executive and the independent auditor in separate executive sessions.

     - Assist the Board in satisfying its responsibilities to the stockholders with respect to matters relating to Oil-Dri's accounting, financial reporting, audit, legal compliance, and internal control practices.

Internal Control

     - Review with management and independent accountants the quality and adequacy of internal controls.

Financial Reporting Process

     - Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Oil-Dri's financial statements.

     - Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Oil-Dri's financial statements.

     - Review with management and the independent auditor Oil-Dri's quarterly financial statements and press release prior to release of quarterly earnings.

     - Review Oil-Dri's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Review major changes to Oil-Dri's accounting principles and practices as suggested by the independent auditor or management.

Review of Process for Company Compliance with Laws, Regulations and Policies

     - Review with Oil-Dri's counsel, at least annually, legal matters that may have a material impact on the financial statements, Oil-Dri's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

Independent Accountants

     - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

     - Receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and Oil-Dri (consistent with Independence Standards Board Standard 1).

     - Receive periodic reports, at least annually, from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, including discussion of any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     - Review with management and the independent auditor prior to the audit, planning, staffing and budget for the audit.

     - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     - Review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any management letter provided by the auditor and Oil-Dri's response to that letter.

     - Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

ADDITIONAL AUTHORITIES

     - The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of Oil-Dri or Oil-Dri's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

REPORTING RESPONSIBILITIES

     - Prepare the report required by the rules of the Securities and Exchange Commission to be included in Oil-Dri's annual proxy statement.

     The Audit Committee Charter was approved on June 9, 2000 by the Audit Committee and recommended to the Board of Directors, who approved it on the same date.

PROXY                                                                      PROXY

                         OIL-DRI CORPORATION OF AMERICA
               410 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS 60611


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard M. Jaffee, Daniel S. Jaffee and Robert L. Vetere as Proxies, each with the power to appoint his substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 27, 2000 at the annual meeting of stockholders to be held on December 5, 2000 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                        (Continued and to be signed on reverse side.)



                                                   OIL-DRI CORPORATION OF AMERICA
                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]


[                                                                                                                               ]

1. ELECTION OF DIRECTORS -                                           FOR    WITHHOLD
   Nominees: J. Steven Cole, Arnold W. Donald,                       ALL    ALL       FOR ALL (EXCEPT NOMINEE(S) WRITTEN BELOW)
   Ronald B. Gordon, Daniel S. Jaffee, Richard M. Jaffee,
   Thomas D. Kuczmarski, Joseph C. Miller, Paul J. Miller,           [ ]    [ ]       [ ]
   Allan H. Selig.                                                                                   -------------------


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
   Please check box if you are planning to attend the meeting.  [ ]

                 Dated:  __________________________, 2000

                 Signature(s)_____________________________________

                 _________________________________________________
                 Please sign exactly as name appears on this side of the proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
                 President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                                      * FOLD AND DETACH HERE *

                                                      YOUR VOTE IS IMPORTANT!

                                      PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                                                    USING THE ENCLOSED ENVELOPE.

